Commitments, Guarantees, and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments, Guarantees, and Contingencies	Commitments, Guarantees, and Contingencies
Commitments

AltaGas has long-term natural gas purchase and transportation arrangements, LPG purchase agreements, crude oil and condensate purchase agreements, electricity purchase arrangements, service agreements, pipeline and storage service contracts, capital commitments, environmental commitments, merger commitments, and operating leases for office space, office equipment, vehicles, rail cars, land, storage, aquatic surface use, and other equipment, all of which are transacted at market prices and in the normal course of business.
Future payments of these commitments as at December 31, 2021 are estimated as follows:

	2022	2023	2024	2025	2026	2027 & beyond	Total
Gas purchase (a)	$1,128	$900	$799	$760	$719	$3,400	$7,706
Pipeline and storage services (b)	450	400	339	310	271	893	2,663
LPG purchase (c)	436	342	252	199	139	267	1,635
Electricity purchase (d)	425	243	121	39	4	—	832
Operating leases (e)	92	73	83	69	62	196	575
Service agreements (f) (g) (h)	49	42	31	27	26	259	434
Environmental (i)	13	2	1	1	1	—	18
Post-acquisition contingent payments (j)	16	—	—	—	—	—	16
Crude oil and condensate purchase (k)	13	1	—	—	—	—	14
Merger commitments (l)	2	2	2	1	1	1	9
Capital projects (m)	3	—	—	—	—	—	3
	$2,627	$2,005	$1,628	$1,406	$1,223	$5,016	$13,905
(a)AltaGas enters into contracts to purchase natural gas from various suppliers for its utilities. These contracts are used to ensure that there is an adequate supply of natural gas to meet the needs of customers and to minimize exposure to market price fluctuations. Gas purchase commitments are valued based on fixed prices and forward prices, which may fluctuate significantly from period to period.
(b)Pipeline and storage commitments include minimum payments for natural gas transportation, storage and peaking contracts that have expiration dates through 2044.
(c)AltaGas enters into contracts to purchase LPGs for its operations at RIPET and Ferndale. These contracts are used to ensure that there is an adequate supply of LPGs to meet shipment commitments and to minimize exposure to market price fluctuations. LPG purchase commitments are valued based on forward prices, which may fluctuate significantly from period to period.
(d)AltaGas enters into contracts to purchase electricity from various suppliers for its non-utility business. Electricity purchase commitments are based on existing fixed price and fixed volume contracts, and include US$48 million of commitments related to renewable energy credits.
(e)Operating leases include lease arrangements for office space, office equipment, field equipment, rail cars, aquatic use, vehicles, power and gas facilities, transmission and distribution assets, and land. Operating leases also include US$150 million in future undiscounted cash flows associated with leasing arrangements for the use of Very Large Gas Carriers (VLGCs) that are anticipated to commence between 2023 and 2024.
(f)In 2014, AltaGas' Blythe facility entered into a Long-Term Service Agreement (LTSA) with a service pro to complete various upgrade and maintenance services on the Combustion Turbines (CT) at the Blythe facility over 124,000 equivalent operating hours per CT, or 25 years, whichever comes first. The LTSA has variable fees on a per equivalent operating hour basis. As at December 31, 2021, the total commitment was $147 million payable over the next 14 years, of which $48 million is expected to be paid over the next 5 years.
(g)In 2017, AltaGas entered into a 12-year service agreement commencing in 2019 for tug services to support the marine operations of RIPET.
(h)In 2015, AltaGas entered into a Project Agreement that contemplated the sublease of lands from Ridley Terminals Inc. (RTI), provision of certain terminal services, and access to RTI's terminal facilities to support RIPET's operations for an initial term of 20 years ending in 2039. In 2019, RILE LP and RTI executed a Terminal Services Agreement that formalized the concepts outlined in the Project Agreement.
(i)Environmental commitments include committed payments related to certain environmental response costs.
(j)Contingent payments of up to $16 million are expected to be paid related to the Petrogas Acquisition (Note 3).
(k)AltaGas enters into contracts to purchase crude oil and condensates for marketing, sale, and distribution. These contracts are used to ensure that there is an adequate supply of crude oil and condensates to meet the needs of customers and to minimize exposure to market price fluctuations. Crude oil and condensate commitments are valued based on forward prices, which may fluctuate significantly from period to period.
(l)Represents the estimated future payments of WGL merger commitments that have been accrued but not paid. As at December 31, 2021, the cumulative amount of merger commitments that have been expensed but not yet paid is approximately US$7 million. Additionally, there are a number of operational commitments, including the funding of leak mitigation and reducing leak backlogs, the funding of damage prevention efforts, developing projects to extend natural gas service, maintaining pre-merger quality of service standards including odor call response times, increasing supplier diversity, achieving synergy savings benefits, as well as reporting and tracking related to all the commitments, and developing 15 megawatts of either electric grid energy storage or Tier 1 renewable resources within five years after the merger closed.
(m)Commitments for capital projects. Estimated amounts are subject to variability depending on the actual construction costs.

Guarantees

AltaGas has guaranteed payments primarily for certain commitments on behalf of some of its subsidiaries. AltaGas has also guaranteed payments for certain of its external partners. With the sale of WGL Midstream in the second quarter of 2021, as at December 31, 2021, a US$25 million WGL performance guarantee to a former WGL Midstream wholesale counterparty remained in effect until the purchaser can transfer the credit support. In return, the purchaser provided a US$25 million third-
party bank letter of credit in which WGL is the beneficiary. As at December 31, 2021, AltaGas has no other guarantees issued on behalf of external parties.

Contingencies
AltaGas and its subsidiaries are subject to various legal claims and actions arising in the normal course of business. While the final outcome of such legal claims and actions cannot be predicted with certainty, the Corporation does not believe that the resolution of such claims and actions will have a material impact on the Corporation’s consolidated financial position or results of operations.